                                                                    EXHIBIT 10.6

                           STOCK PURCHASE AGREEMENT


     THIS AGREEMENT (this "Agreement") is entered into as of the 21st day of July, 1997, by and between GENVEC, INC., a Delaware corporation, with its principal place of business at 12111 Parklawn Drive, Rockville, Maryland 20852 (the "Company"), and WARNER-LAMBERT COMPANY, a Delaware corporation, with its principal place of business at 201 Tabor Road, Morris Plains, New Jersey 07950 (the "Investor"), with reference to the following recitals:

     WHEREAS, the Company and the Investor have entered into a Research, Development and Collaboration Agreement, dated as of the date hereof (the "Collaboration Agreement"), pursuant to which the Company and the Investor have agreed to enter into a collaborative effort, as defined in the Collaboration Agreement (the "Collaboration"), and have established a framework for their collaboration, as described in the Collaboration Agreement; and

     WHEREAS, the Investor agrees to purchase certain shares of the capital stock of the Company on and pursuant to the terms hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual agreements, undertakings and covenants set forth in this Agreement and in the Collaboration Agreement, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

     1.   Definitions.  For purposes of this Agreement the following terms shall
          -----------
have the meanings ascribed to them in this Section 1 except as otherwise expressly indicated or limited by the context in which they appear in this Agreement. All terms defined in Section 1 or in the Preamble to this Agreement in the singular form shall have the same meaning when used in the plural form and vice versa.

          (a) "Affiliate" shall mean a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person or entity specified.

          (b) "Aggregate Purchase Price" shall mean, in each instance of a Tranche Event (as defined below), the cash consideration as specified by the Company in a Sale Notice (as defined below) or Amended Sale Notice (as defined below) to be paid by the Investor for the Securities [*]

[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
    THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.
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          (c) "Amended Sale Notice" shall mean the written notice given under certain circumstances by the Company to the Investor in accordance with Section 2(b)(i)(C) of this Agreement that (i) indicates that the Investor must acquire Securities in accordance with this Agreement and (ii) provides the information set forth in Section 2(b)(i)(C) hereof, as appropriate.

          (d) "Bylaws" shall mean the Company's Amended and Restated By-Laws as set forth in Exhibit B hereto, as amended from time to time.

          (e) "Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day when the banking institutions in Maryland are authorized or obligated by law or proclamation to close or be closed.

          (f) "CAD" shall have the meaning ascribed thereto in the Collaboration Agreement.

          (g) "CAD Milestone I" shall mean with respect to a Collaboration Product (as defined below) for the treatment of CAD, the enrollment of the first human patient in a clinical trial.

          (h) "CAD Milestone II" shall mean with respect to a Collaboration Product (as defined below) for the treatment of CAD the earliest of: (x) [*] determined by the Executive Committee (as defined below), of the [*] (as defined in the Collaboration Agreement) [*], (y) [*]

          (i) "Charter" shall mean the Company's Restated Certificate of Incorporation as set forth in Exhibit A hereto, as amended from time to time.

          (j) "Class A Preferred Stock" shall mean the Company's Class A Convertible Preferred Stock, par value $.01 per share.

          (k) "Class B Preferred Stock" shall mean the Company's Class B Convertible Preferred Stock, par value $.01 per share.

          (l) "Class C Preferred Stock" shall mean the Company's Class C Convertible Preferred Stock, par value $.01 per share, and the shares of Common Stock (as defined below) that have been issued upon conversion of the Class C Preferred Stock.

[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
    THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          (m) "Class D Preferred Stock" shall mean the Company's Class D Convertible Preferred Stock, par value $.01 per share.

          (n) "Collaboration Product" shall have the meaning ascribed thereto in the Collaboration Agreement.

          (o) "Commission" shall mean the United States Securities and Exchange Commission.

          (p) "Common Stock" shall mean the Company's common stock, par value $.01 per share, or any common stock issued by the Company in exchange for such Common Stock.

          (q) "Executive Committee" shall have the meaning ascribed thereto in the Collaboration Agreement.

          (r) "Fair Market Value" shall mean, if the Company has sold shares of Common Stock in an IPO (as defined below), the average of the daily closing bid and ask prices for a share of the Common Stock for the Trading Period (as defined below) on the principal national securities exchange or quotation system on which the Common Stock is listed or quoted. "Fair Market Value" shall mean, if the closing bid and ask prices of a share of Common Stock are not so listed or quoted or if the Company has not sold shares of Common Stock in an IPO, the fair market value of a share of Common Stock or Preferred Stock (as defined below), respectively, as reasonably determined by the Company's board of directors on a date no more than fifteen (15) Business Days prior to the date that the applicable Sale Notice or Amended Sale Notice is to be sent to the Investor. The Company will provide to the Investor notice of the Fair Market Value no less than ten (10) Business Days prior to the date the applicable Sale Notice is to be sent to the Investor. If the Investor disagrees with the board's determination of the Fair Market Value, it must provide to the Company notice within five (5) Business Days of receiving the Company's notice of the Fair Market Value that the Investor disagrees with the board's determination of the Fair Market Value in which case the Fair Market Value shall be determined by an appraiser that is selected and paid for by the Company and is reasonably acceptable to the Investor. The Fair Market Value will then be the amount determined by the appraiser as of the same date as of which the Company's board of directors determined the Fair Market Value with which the Investor disagreed.

          (s) "GAAP" shall mean generally accepted accounting principles in the United States.

          (t) "Investment Company Act" shall mean the Investment Company Act of 1940, as amended.

          (u) "IPO" shall mean an initial underwritten public offering of shares of Common Stock through the registration of the shares on a registration statement filed under the Securities Act (as defined below).

          (v) [*]

          (w) "Manufacturing Milestone" [*]

          (x) "Original Registration Stock" shall mean the shares of the Class A Preferred Stock and the Class B Preferred Stock, the shares of Common Stock that have been issued upon conversion of the Class A Preferred Stock and the Class B Preferred Stock, and any shares of Common Stock or other securities issued in respect of any such securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event.

          (y) "Other Shares" shall mean the issued and outstanding shares of Common Stock proposed to be included in the Piggyback Registration Statement (as defined below) and held by holders of shares other than the Investor and holders of any of the Original Registration Stock, the Class C Preferred Stock, and the Warrant Shares (as defined below).

          (z) "PVD" shall have the meaning ascribed thereto in the Collaboration Agreement.

          (aa) "[*] Milestone" shall mean with respect to a Collaboration Product for the [*]

          (bb) "Piggyback Registration Statement" shall have the meaning ascribed thereto in Section 8(a) herein.

          (cc) "Preferred Stock" shall mean shares of any of one or more series of convertible preferred stock which the Company's board of directors shall authorize for issuance pursuant to the terms of this Agreement and which the Investor must purchase pursuant to this Agreement. Each share of Preferred Stock shall have the designations, limitations and rights specified in subsections

[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
    THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

B(l), (2)(a) and (4) of Article Ninth of the Charter. Each share of Preferred Stock (i) shall be entitled to liquidation rights pursuant to the provisions of B(3) of Article Ninth of the Charter except that the Liquidation Preference (as defined in the Charter) of the Preferred Stock shall be the same as the purchase price and (ii) shall be convertible at the option of the Investor pursuant to the provisions of subsection B(5)(b) of Article Ninth of the Charter into shares of the Common Stock of the Company at a rate of one share of Common Stock for each share of Preferred Stock, subject to adjustment pursuant to the provisions of subsection B(5)(d)(iv) and (v) of Article Ninth of the Charter, provided, however, that such conversion shall be mandatory upon an IPO pursuant to the provisions of subsection (B)(6) of Article Ninth of the Charter.

          (dd) "Restriction Period" shall mean the period commencing on the date the Company sells Common Stock in an IPO and ending one year after the Company receives notice from the Investor or otherwise becomes aware of the occurrence of (i) all of the Tranche Events or (ii) the Tranche Event that is the last of the Tranche Events that is reasonably likely to occur, as mutually agreed to by the Investor and the Company.

          (ee) "Sale Notice" shall mean the written notice given by the Company to the Investor that (i) indicates that the Investor must acquire Securities in accordance with this Agreement and (ii) provides the information set forth in
Section 2(a) or 2(b) hereof, as appropriate.

          (ff) "Security" shall mean a share of Common Stock or Preferred Stock issued by the Company to the Investor pursuant to this Agreement.

          (gg) "Securities Act" shall mean the Securities Act of 1933, as amended.

          (hh) "Selling Stockholders" shall mean the holders of shares of Common Stock which seek to have their shares registered for sale on a registration statement.

          (ii) "Subsidiary" shall mean any corporation the majority of the voting capital stock of which is owned directly or indirectly beneficially or of record by the Company or the Investor, as applicable.

          (jj) "Term of the Research Program" shall have the meaning ascribed thereto in the Collaboration Agreement.

          (kk) "[*] Milestone" shall mean the first indication [*]

          (ll) "Trading Period" shall mean the twenty (20) consecutive trading days ending one Business Day prior to the Business Day on which the Investor must pay the Aggregate Purchase Price for the shares of Common Stock being sold.

[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
    THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          (mm) "Tranche Event" shall mean each of the events specified below. The occurrence of each Tranche Event, independently and without regard to whether any one of the other Tranche Events has or has not occurred, entitles the Company to sell Securities to the Investor for the Aggregate Purchase Price, provided that, [*]

               (1)  CAD Milestone I;

               (2)  CAD Milestone II;

               (3)  An IPO;

               (4)  [*] Milestone;

               (5)  [*] Milestone; and

               (6)  Manufacturing Milestone.

          (nn) "Transfer" or "Transferred" shall mean to sell, assign, pledge, hypothecate, encumber or in any other manner transfer or dispose of or to have sold, assigned, pledged, hypothecated, encumbered or in any other manner transferred or disposed of

          (oo) "Transferee" shall mean a person or entity to which this Agreement or the Securities are Transferred.

          (pp) "Warrant Shares" shall mean any shares of Common Stock acquired by Scios Inc. pursuant to the Warrant Agreement entered into by the Company with Scios Inc. as of May 31, 1996

     2.   Purchase of Stock.  As set forth below, the Investor agrees to
          -----------------
purchase Securities issued by the Company for an aggregate amount not to exceed Twenty-Five Million Dollars ($25,000,000) subject to the terms and conditions contained in this Agreement. Such purchase will be made in up to six (6) separate transactions with each such transaction occurring simultaneously with or after the occurrence of a Tranche Event and after receipt by the Investor of a Sale Notice for each such purchase. The Investor agrees to purchase shares of Common Stock at the time the Company sells shares of Common Stock in an IPO and, thereafter, after the occurrence of each of the other Tranche Events. Prior to the sale of shares of Common Stock in an IPO, the Investor agrees to purchase shares of Preferred Stock after each Tranche Event. The Company's right to sell Securities and the Investor's obligation to purchase Securities are subject to the right of the Investor to refuse to acquire any portion of the Securities specified in the Sale Notice, if, at the time of such acquisition, and after taking into account the conversion into shares of Common Stock of any and all outstanding

[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
    THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

shares of the Company's preferred stock and the shares of Preferred Stock specified in the Sale Notice, the purchase of such portion of Securities would result in the Investor owning twenty percent (20%) or more of the outstanding shares of Common Stock and the shares of Common Stock into which the Company's outstanding shares of preferred stock and the shares of Preferred Stock specified in the Sale Notice are convertible.

          (a) Purchase of Common Stock Upon an IPO.  If the Company intends to
              ------------------------------------
sell shares of Common Stock to the Investor at the time of the sale of shares of Common Stock in an IPO, at least thirty (30) days before the effectiveness of the registration statement filed under the Securities Act in connection with the IPO, the Company will provide a Sale Notice to the Investor to inform the Investor that it must purchase shares of Common Stock in accordance with this Agreement.

              (i) The Sale Notice will advise the Investor of the Aggregate Purchase Price and the estimated range of prices at which the shares of Common Stock may be sold in the IPO. The Investor agrees to pay a purchase price for each share of Common Stock equal to one-hundred twenty-five percent (125%) of the price at which a share of Common Stock is sold to the public in the IPO. The number of shares of Common Stock that the Investor will purchase will equal the Aggregate Purchase Price divided by the product of 1.25 times the price at which a share of Common Stock is sold to the public in the IPO, rounded down, if necessary, to the next whole number of shares. The Aggregate Purchase Price shall be reduced by the purchase price of the fractional share not issued.

              (ii) The purchase and sale of the shares of Common Stock shall take place simultaneously with the closing of the IPO or on a Business Day no more than one full Business Day after the closing of the IPO. The Investor shall deliver the payment for the shares of Common Stock by a wire transfer of immediately available funds or by a certified bank check payable to the order of the Company in the amount of the Aggregate Purchase Price. Upon receipt of such payment by the Company, the Investor will be deemed to be the holder of record of the shares of Common Stock and the Company will promptly execute and provide to the Investor a certificate or certificates evidencing issuance to the Investor of the appropriate number of fully-paid and non-assessable shares of Common Stock purchased. The Company and the Investor shall comply with the conditions to the sale set forth in Sections 9 and 10 hereof.

              (iii) The Company agrees to advise the Investor periodically as to the expected timing of the closing of the IPO. If shares of Common Stock are not sold in the IPO with respect to which the Sale Notice is given, the Company shall continue to have the right to provide a Sale Notice and sell shares of the Common Stock pursuant to this Section 2(a) in connection with any future IPO.

          (b)  Purchase of Securities Upon the Occurrence of A Tranche Event
               -------------------------------------------------------------
Other than an IPO.  If the Company intends to sell Securities after the
-----------------
occurrence of a Tranche Event other than an IPO, the Company will provide a Sale Notice to the Investor to inform the Investor that it must acquire the Securities in accordance with this Agreement. The Sale Notice will advise the Investor to purchase shares of either Common Stock or Preferred Stock as set forth below.

               (i) Purchase of Securities Before an IPO.
                   ------------------------------------

                   (A) The Sale Notice will be sent to the Investor no more than ninety (90) days after the Company receives notice from the Investor or otherwise becomes aware of the occurrence of a Tranche Event that occurs before the sale of shares of Common Stock in an IPO, or such longer period of time to enable the Company to obtain an appraisal of the Fair Market Value of the Preferred Stock, if required. The Sale Notice will advise the Investor of the number of shares of Preferred Stock that the Company has determined to sell to the Investor, the Fair Market Value of each such share of Preferred Stock, the purchase price for each such share of Preferred Stock and the Aggregate Purchase Price. The Investor agrees to pay a purchase price for each share of Preferred Stock equal to one-hundred twenty-five percent (125%) of the Fair Market Value of a share of such Preferred Stock. Within [*] of the Investor's receipt of the Sale Notice, the Investor shall deliver the payment for such shares of Preferred Stock by a wire transfer of immediately available funds or by a certified bank check payable to the order of the Company in the amount of the Aggregate Purchase Price. Upon receipt of such payment by the Company on a Business Day, the Investor will be deemed to be the holder of record of such shares of Preferred Stock and the Company will promptly execute and provide to the Investor a certificate or certificates evidencing issuance to the Investor of the appropriate number of fully-paid and non-assessable shares of such Preferred Stock. The Company and the Investor shall comply with the conditions to the sale set forth in Sections 9 and 10 hereof.

                   (B) Notwithstanding paragraph (A) of this Section 2(b)(i), if the Company sends a Sale Notice in connection with a Tranche Event other than an IPO after it has filed a registration statement for an IPO which is being reviewed by the Commission, the Sale Notice shall advise the Investor that the Investor will purchase shares of Common Stock and will specify the Aggregate Purchase Price and the estimated range of prices at which such shares of Common Stock may be sold in the IPO. The Investor agrees to pay a purchase price for each share of Common Stock equal to one-hundred twenty-five percent (125%) of the price at which a share of Common Stock is sold to the public in the IPO. The number of shares of Common Stock that the Investor will purchase will equal the Aggregate Purchase Price divided by the product of 1.25 times the price at which a share of Common Stock is sold to the public in the IPO, rounded down, if necessary, to the next whole number of shares. The Aggregate Purchase Price shall be reduced by the purchase price of the fractional share not issued. The purchase and sale of the shares of Common Stock shall take place simultaneously with the closing of the IPO or on a Business Day no more than one full Business Day after the closing of the IPO. The Investor shall deliver the payment for the shares of Common Stock by a wire transfer of immediately available funds or by a certified bank check payable to the order of the Company in the amount of the Aggregate Purchase Price. Upon receipt of such payment by the Company, the Investor will be deemed to be the holder of record of the shares of Common Stock and the Company will promptly execute and provide to the Investor a certificate or certificates evidencing issuance to the Investor of the appropriate number of fully-paid and non-assessable shares

[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
    THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

of Common Stock. The Company and the Investor shall comply with the conditions to the sale set forth in Sections 9 and 10 hereof.

                   (C) If the Company has sent a Sale Notice pursuant to paragraph (B) of this Section 2(b)(i), the Company agrees to advise the Investor periodically as to the expected timing of the closing of the IPO. If at any time the Company reasonably believes that shares of Common Stock will not be sold in an IPO within the next thirty (30) days, the Company may send to the Investor an Amended Sale Notice which will supersede the Sale Notice delivered under 2(b)(i)(B). Such Amended Sale Notice shall advise the Investor of the number of shares of Preferred Stock that the Company has determined to sell to the Investor, the Fair Market Value of each such share of Preferred Stock, the purchase price for each such share of Preferred Stock and the Aggregate Purchase Price. The Investor agrees to pay a purchase price for each share of Preferred Stock equal to one-hundred twenty-five percent (125%) of the Fair Market Value of a share of such Preferred Stock within thirty [*] of the Investors receipt of the Amended Sale Notice. The Investor shall deliver the payment for such shares of Preferred Stock by a wire transfer of immediately available funds or by a certified bank check payable to the order of the Company in the amount of the Aggregate Purchase Price. Upon receipt of such payment by the Company on a Business Day, the Investor will be deemed to be the holder of record of such shares of Preferred Stock and the Company will promptly execute and provide to the Investor a certificate or certificates evidencing issuance to the Investor of the appropriate number of fully-paid and non-assessable shares of such Preferred Stock. The Company and the Investor shall comply with the conditions to the sale set forth in Sections 9 and 10 hereof.

              (ii)  Purchase of Common Stock After an IPO.
                    -------------------------------------

                   (A) The Sale Notice relating to a Tranche Event that occurs after an IPO will be sent to the Investor no sooner than [*] and no later than [*] after the issuance of an announcement, a press release or other publicity regarding the occurrence of the related Tranche Event or twenty-five (25) Business Days after the Investor has reasonably withheld consent to the issuance of the announcement, the press release or the other publicity regarding the occurrence of the Tranche Event. The Sale Notice will advise the investor that it must purchase shares of Common Stock in accordance with this Agreement, that the Fair Market Value will be determined based upon the Trading Period beginning on the specific date that was ten (10) Business Days prior to the date of the Sale Notice and that the Investor must pay the Aggregate Purchase Price on the tenth (10th) Business Day after the date of the Sale Notice. The Investor agrees to pay a purchase price for each share of Common Stock equal to one-hundred twenty-five percent (125%) of the Fair Market Value of a share of Common Stock. The number of shares of Common Stock that the investor will purchase will equal the Aggregate Purchase Price divided by the product of 1.25 times the Fair Market Value of a share of Common Stock, rounded down, if necessary, to the next whole number of shares.

                   (B) On the tenth (10th) Business Day after the date of the Sale Notice the Investor shall deliver the payment for the shares of Common Stock by a wire transfer of immediately available funds or by a certified bank check payable to the order of the Company in the

[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
    WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

amount of the Aggregate Purchase Price. Upon receipt of such payment by the Company, the Investor will be deemed to be the holder of record of the shares of Common Stock and the Company will promptly execute and provide to the Investor a certificate or certificates evidencing issuance to the Investor of the appropriate number of fully-paid and non-assessable shares of Common Stock. In addition, the Company will advise the Investor of the calculation of the Fair Market Value of each share of Common Stock, the purchase price paid by the Investor for each such share of Common Stock and the number of shares of Common Stock that the Investor has purchased and will remit to the Investor the difference, if any, between the Aggregate Purchase Price and the product of the purchase price for each share of Common Stock purchased by the Investor under this Section 2(b)(ii)(A) multiplied by the number of shares of Common Stock purchased by the Investor. The Company and the Investor shall comply with the conditions to the sale set forth in Sections 9 and 10 hereof.

          (c) Nonperformance by the Investor.  Any failure by the Investor to
              ------------------------------
acquire the Securities in compliance with the provisions of this Agreement, including as a result of any failure of the Investor to satisfy the conditions of Section 10 hereof, but excluding as a result of any failure of the Company to satisfy the conditions of Section 9 hereof, may result in a termination of the Collaboration Agreement in accordance with Section 19.2 of the Collaboration Agreement; provided that no such termination shall occur if the Investor's failure to pay for the Securities in accordance with the Agreement is caused by a circumstance outside of the control of the Investor and the Investor's payment for the Securities is delivered as soon as practicable but no later than twenty
(20) Business Days, or a period of time that is otherwise reasonably agreed to by the parties, after delivery is required pursuant to this Section 2.

     3.   Authorization of Securities.  At the time the Company provides the
          ---------------------------
Sale Notice or the Amended Sale Notice to the Investor, the Securities shall be duly and validly authorized and reserved for issuance.

     4.   Representations and Warranties of the Company.  The Company hereby
          ---------------------------------------------
represents and warrants that, as of the date of this Agreement:

          (a) Corporate Organization.  The Company is a corporation duly
              ----------------------
organized, validly existing and in good standing under the laws of the State of Delaware, and is duly qualified to conduct its business as a foreign corporation in all jurisdictions where the failure to be so qualified would have an adverse effect on the Company or its business.

          (b) Corporate Authority. The Company has all necessary corporate power
              -------------------
to execute, deliver and perform this Agreement subject to, in each instance, the due authorization of the issuance of the Securities and the taking of all required steps to effect the same.

          (c) Capitalization.  The Company's authorized capital stock consists
              --------------
of (i) 52,005,095 shares of Common Stock, 5,672,475 of which are outstanding;
(ii) 1,334,000 shares of Class A Preferred Stock, 1,334,000 of which are outstanding; (iii) 11,800,468 shares of Class B Preferred Stock, 11,320,314 of which are outstanding; (iv) 21,065,000 shares of Class C Preferred

Stock, 21,065,000 of which are outstanding; and (v) 2,000,000 shares of Class D Preferred Stock, 571,429 of which are outstanding. All outstanding shares of capital stock are validly issued and outstanding, fully-paid and non-assessable.

Except as contemplated by this Agreement and as set forth on Schedule 4(c) hereto, there are no outstanding rights of first refusal, warrants, options, conversion privileges, preemptive rights, or other rights or agreements to purchase or otherwise acquire or issue any equity securities of the Company.

          (d) Subsidiaries.  The Company does not presently own, have any
              ------------
investment in, or control, directly or indirectly, any Subsidiaries, corporations, associations or other business entities.

          (e) Validity of Securities.  The Securities, when issued, sold and
              ----------------------
delivered in accordance with the terms of this Agreement and for the Aggregate Purchase Price specified in the applicable Sale Notice or Amended Sale Notice, shall be duly and validly issued, fully-paid and nonassessable. If the Securities are shares of Preferred Stock, the Common Stock issuable upon conversion of such Preferred Stock, in accordance with the Company's Charter, shall be, upon such issuance, duly and validly issued, fully-paid and non-assessable.

          (f) Financial Statements.  The Company has made available to the
              --------------------
Investor the Company's audited financial statements for its most recent fiscal year and unaudited financial statements for its most recent interim period, in each case, to the extent available. As of the date of this Agreement, the financial statements provided are attached hereto as Exhibit C. The annual
                                                     ---------
financial statements have been prepared in accordance with GAAP and the interim financial statements have been prepared in a manner consistent with the annual financial statements (subject to normal year-end audit adjustments and the omission of footnotes required by GAAP).

          (g)  Agreements; Actions.
               -------------------

               (i) Schedule 4(g)(i) hereto sets forth a list of agreements and proposed agreements between the Company and any of its officers, directors, Affiliates or any Affiliate thereof

               (ii) Except as set forth in Schedule 4(g)(ii) hereto, there are no agreements, instruments or contracts to which the Company is a party or by which it is bound which involve (A) obligations of, or payments to, the Company in excess of Two-Hundred Fifty Thousand Dollars ($250,000), (B) the license for commercial purposes of any patent, copyright, trade secret or other proprietary rights to or by the Company or (C) any other material agreement.

               (iii) Except as set forth in Schedule 4(g)(iii) hereto, the Company has not (A) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock,
(B) incurred any indebtedness for money borrowed, (C) incurred any other liabilities individually in excess of One-Hundred Twenty-Five Thousand Dollars ($125,000) or in excess of Two-Hundred Fifty Thousand Dollars ($250,000) in the aggregate, other than obligations or liabilities of the Company for compensation under employment, advisor or consulting agreements, (D) made any loans or advances to any person, other than ordinary advances for travel expenses, (E) sold, exchanged or otherwise disposed of any of its material assets or rights or (F) agreed to any of the foregoing.

          (h) Litigation.  To the Company's knowledge, there are neither any
              ----------
pending nor threatened suits, legal proceedings, claims or governmental investigations against or with respect to the Company or its properties or assets, or that question the validity of this Agreement or the right of the Company to enter into this Agreement. There is no judgment, decree or order of any court in effect against the Company and the Company is not in default with respect to any order of any governmental authority to which the Company is a party or by which it is bound.

          (i) No Conflict with other Instruments; Compliance with Laws.  Subject
              --------------------------------------------------------
to obtaining authorization of the issuance of the Securities and subject to
Section 9 hereof, the execution, delivery and performance of this Agreement will not result in any material violation of, be in material conflict with, or constitute a material default under, with or without the passage of time or the giving of notice (i) any provision of the Charter or the Bylaws; (ii) any provision of any judgment, decree or order to which the Company is a party or by which it is bound; (iii) any material contract, obligation or commitment to which the Company is a party or by which it is bound; or (iv) any material statute, rule or governmental regulation applicable to the Company. The Company is conducting its business in compliance with all material statutes, rules and governmental regulations applicable to the Company, and has obtained all licenses, permits and other governmental authorizations required thereby, where the failure to do so would have a material adverse effect on the Company or its business.

          (j) Title to Properties; Liens and Encumbrances.  Except as set forth
              -------------------------------------------
in the Company's financial statements or Schedule 4(j) hereto, the Company has good and marketable title to all of its properties and assets, both real and personal, and has good title to all of its leasehold interests, in each case subject to no mortgage, pledge, lien, security interest, conditional sale agreement, encumbrance or charge.

          (k) Confidential and Proprietary Information.  Each employee of and
              ----------------------------------------
consultant to the Company with access to confidential or proprietary information has executed a proprietary information agreement obligating such employee or consultant to hold all of such information in confidence.

          (l) No Defaults; Violations or Conflicts.  Except as set forth in
              ------------------------------------
Schedule 4(l) hereto, the Company is not in violation of any term or provision of the Charter, the Bylaws, or any term or provision of any document representing indebtedness or any mortgage, indenture, contract, agreement or judgment which would have a material adverse effect on the Company or its business.

          (m) Insurance.  The Company has in effect insurance covering risks
              ---------
associated with its business in such amounts as are customary in its industry.

          (n) Prior Registration Rights.  Except as set forth in Schedule 4(n)
              -------------------------
hereto, the Company is under no contractual obligation to register under the Securities Act any of its presently outstanding securities or any shares of Common Stock into which such securities are convertible.

          (o) Full Disclosure.  The representations and warranties of the
              ---------------
Company contained in this Agreement and the answers to the questions provided to
Section 5(b)(i) hereof do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made herein, in light of the circumstances under which they were made, not misleading.

          (p) Governmental Consents.  No consent, approval, order or
              ---------------------
authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for any filing required by federal or state securities laws and except, under certain circumstances, for filings and notifications under the Hart-Scott-Rodino Improvements Act of 1976, as amended, where applicable.

          (q) Corporate Documents.  The Charter and the Bylaws of the Company in
              -------------------
effect as of the date of this Agreement are in the forms attached hereto as Exhibits A and B, respectively.

     5.   Representations and Warranties of the Investor.  The Investor hereby
          ----------------------------------------------
represents and warrants that, as of the date of this Agreement:

          (a) Authorization.  The Investor has all corporate power to enter into
              -------------
this Agreement and to carry out all of the transactions contemplated hereby, including the purchase of Securities for an aggregate amount of [*] and in up to [*] separate transactions. The execution, delivery and performance of this Agreement by the Investor and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of the Investor. This Agreement constitutes a valid and binding instrument of the Investor, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          (b) Securities Representations.  The Investor will acquire the
              --------------------------
Securities for purposes of investment for its own account and not with a view to, or for resale in connection with, the distribution thereof, as those terms are used in the Securities Act, and the rules and regulations promulgated thereunder. The Investor has been advised and acknowledges that it will not be able to dispose of the Securities, or any interest therein, without first complying with the relevant provisions of this Agreement, the Securities Act and any applicable state securities laws. The Investor also understands that the provisions of Rule 144 promulgated under the Securities Act, permitting routine sales of securities of certain issuers subject to the terms and conditions thereof, are not currently available to it with respect to the Securities. The Investor acknowledges that, except as set forth in this Agreement, the Company is under no obligation to register the Securities or to take any action to assist the Investor in complying with the terms and conditions of any exemption that might be

[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
    WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

available under the Securities Act or any state securities laws with respect to sales of the Securities by the Investor in the future.

              (i) The Investor believes that, as of the date of this Agreement, it has received all of the information it considers necessary or appropriate for deciding whether to purchase the Securities. The Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities pursuant to this Agreement and the business, properties, prospects and financial condition of the Company.

              (ii) The Investor represents that: (A) the Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Investor's prospective investments in the Securities; (B) the Investor has the ability to bear the economic risk of its prospective investments; and (C) the Investor is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer complete loss on its investments.

              (iii) The Investor is an "accredited investor," as that term is defined in Rule 501 promulgated under the Securities Act.

              (iv) The Investor either is (A) not an "Investment Company," as that term is defined in the Investment Company Act or (B) excluded from the definition of an Investment Company under Section 3(c)(1) of the Investment Company Act.

              (v) The Investor acknowledges that the representations, agreements and acknowledgments set forth above are being given by the Investor with the understanding that they will be relied upon by the Company and its board of directors to claim the availability of the exemption from the registration provisions of the Securities Act contained in Section 4(2) thereof or Regulation D promulgated thereunder.

     6.   Covenants of the Company.  The Company hereby covenants that, so long
          ------------------------
as (x) the Investor owns any shares of Preferred Stock and (y) the Company has not consummated an IPO, the Company shall furnish to the Investor the financial statements and reports described in (a) and (b) of this section, such annual financial statements to be prepared in accordance with GAAP and such interim financial statements to be prepared in a manner consistent with the annual financial statements (subject to normal year-end audit adjustments and the omission of footnotes required by GAAP):

          (a) As soon as available, and in any event within one-hundred twenty
(120) days after the end of each fiscal year of the Company, a balance sheet of the Company as of the end of such fiscal year and related statements of operations, stockholders' equity and cash flows for such fiscal year, all in reasonable detail and setting forth in comparative form the figures as of the end of and for that fiscal year, which financial statements shall have been audited; and

          (b) As soon as available, and in any event within sixty (60) days after the end of each fiscal quarter of the Company, an unaudited balance sheet and unaudited statements of operations and cash flows.

     7.   Covenants of the Investor.
          -------------------------

          (a) Notification of the Occurrence of a Tranche Event, The Investor
              -------------------------------------------------
agrees to promptly notify the Company when it becomes aware of the occurrence of any Tranche Event other than through the receipt of notice from the Company.

          (b)  Transfer of Securities.
               ----------------------

               [*]


[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
    WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[*]

              (iii) The Investor agrees to hold the Securities subject to all of the applicable provisions of the Securities Act and the Charter and the Bylaws in effect as of the date of this Agreement.

              (iv) Until the first approval of a PLA (as defined in the Collaboration Agreement) by an Agency (as defined in the Collaboration Agreement) of a Collaboration Product, the Investor shall give the Company prompt written notice of any proposed Transfer of the Securities and shall not proceed with any such proposed Transfer unless otherwise permitted under this Agreement.

              (v) The Investor agrees that certificates representing the Securities issued to it pursuant hereto may bear the following or a similar legend:

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A CONTRACTUAL LIMITATION ON THEIR SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION, ENCUMBRANCE, TRANSFER OR OTHER DISPOSITION DESCRIBED IN THE STOCK PURCHASE AGREEMENT DATED JULY ___, 1997. IN ADDITION, THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. NEITHER THE SHARES NOR ANY INTEREST OR PARTICIPATION IN THE SHARES MAY BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, ENCUMBERED OR IN ANY OTHER MANNER TRANSFERRED OR DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT, UNLESS, IN THE OPINION (WHICH SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION) OF COUNSEL SATISFACTORY TO THE CORPORATION, SUCH REGISTRATION IS NOT REQUIRED.

          (c) Confidential Information.  The Investor's obligations with respect
              ------------------------
to disclosure of certain information are set forth in Article 17 of the Collaboration Agreement.

          (d) Agreements with Underwriters.  In connection with any public
              ----------------------------
offering of shares of Common Stock, the Investor agrees to enter into a written agreement with the underwriter(s) if the managing underwriter(s) demands or requests such an agreement from the Investor and in such form and containing such provisions as are required by the managing underwriter(s) (except that such provisions will not be less favorable to the Investor than the provisions of any agreements entered into by the managing underwriter(s) with other holders of securities issued by the Company) to preclude the Investor from directly or indirectly offering to sell, contracting to

[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
    WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

sell or otherwise disposing of any shares of Common Stock, or any securities convertible into or exchangeable for shares of Common Stock for a specified period of time after completion of the public offering.

[*]

     8.   Registration Rights.
          -------------------

          (a) Piggyback Registration Rights.  Subject to Section 7(b)(i) and
              -----------------------------
Section 7(b)(ii) hereof, if the Company plans to file a registration statement under the Securities Act on a Form S-3 to register any shares of Common Stock for sale by it in an underwritten public offering during the Restriction Period or for sale by it (except in connection with any dividend reinvestment plan, stock option plan stock purchase plan, savings or similar plan) or any of its stockholders at any time after the end of the Restriction Period other than on a shelf registration statement (the "Piggyback Registration Statement"), the Company shall provide to the Investor and any Transferee under Section 7(b)(i)(D) (referred to jointly in this Section 8 as the "Investor") hereof the right to include the shares of Common Stock acquired under this Agreement on the Piggyback Registration Statement, if the Investor is the stockholder of record of the shares of Common Stock at such time and is unable to sell any shares of Common Stock acquired under this Agreement pursuant to Rule 144(k) (or any successor rule) under the Securities Act by providing the Investor with at least twenty (20) days notice prior to the effectiveness of such registration statement. At the written request of the Investor, given within ten (10) days after receipt of such notice, the Company will use reasonable efforts to cause all of the shares of Common Stock for which registration shall have been requested to be included in the Piggyback Registration Statement.

          (b) Demand Registration.  If the Investor is unable to sell shares of
              -------------------
Common Stork within eighteen (18) months after the end of the Restriction Period pursuant to Rule 144(k) (or a successor rule) under the Securities Act or on a Piggyback Registration Statement, the Investor shall have the right to require the Company to file one registration statement under the Securities Act on a Form S-3, provided such registration form is available to the Company, to register shares of Common Stock acquired under this Agreement for sale in a public offering that is not to be made on a continuous or delayed basis pursuant to Rule 415 (or a successor rule) under the Securities Act and that is expected to yield net proceeds to the Investor of at least Five Million Dollars ($5,000,000), as specified in a written notice from the Investor to the Company.

              (i) Following the Company's receipt of any notice under this
Section 8(b), the Company shall use its best efforts to register under the Securities Act, as soon as reasonably

[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
    THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

practicable, the number of shares of Common Stock specified by the Investor in such notice (or such lesser number as the managing underwriter(s) in such offering believes will not unduly jeopardize the success of the offering); provided, however, that the Company may delay the filing of the registration statement for as long as

                   (A) the request for registration pursuant to this Section 8(b) would require the Company to include in the registration statement on the filing date or on the expected effective date audited financial statements which are not yet required to be filed with the Commission under the Exchange Act; or

                   (B) the Company's board of directors reasonably determines that the disclosure required in the registration statement or the pricing of the offering would adversely affect the Company or its ability to engage in a planned registered public offering or in any other planned activity.

              (ii) In the event that the Investor makes a demand for registration as described in this Section 8(b), the Company shall have the right to register other shares of Common Stock in the registration statement; provided, however, that such shares shall not be included to the extent provided
--------  -------
in Section 8(f) below, if applicable, and in all other situations, such shares (other than the Original Registration Stock) shall not be included to the extent that the Investor determines in good faith that the inclusion of such shares will interfere with the successful marketing of the Investor's shares to be included therein; provided, further, that, if the number of shares to be so
                  --------  -------
included exceeds the number of the Investor's shares included therein, such registration shall be deemed to be a registration pursuant to Section 8(a) hereof.

              (iii) The managing underwriter(s) for any underwritten public offering pursuant to this Section 8(b), shall be mutually acceptable to the Company and the Investor.

          (c) In connection with any registration statement prepared pursuant to this Section 8:

              (i)  the Company shall:

                   (A) use its best efforts to prepare and file with the Commission the registration statement and use its best efforts to cause such registration statement to become effective as soon as practicable, provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the Investor, which shall be reasonably acceptable to the Company, and the counsel selected by any managing underwriter(s) copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;

                   (B) use its best efforts to prepare and file with the Commission such amendments and supplements to such registration statement as may be necessary to comply with the provisions of the Securities Act;

                   (C) furnish, or instruct the printer to furnish, to the Investor such number of copies of the registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as the Investor may reasonably request in order to facilitate the disposition of the registered shares of Common Stock;

                   (D) use its best efforts to register or qualify the registered shares of Common Stock under such other securities or blue sky laws of such jurisdictions as the Investor or the managing underwriter(s) in the offering reasonably deems appropriate, provided that the Company will not be required to subject itself to taxation in any such jurisdiction, qualify itself to do business as a foreign corporation in any such jurisdiction, or consent to general service of process in any such jurisdiction, where it would not otherwise be so subject, need to be so qualified or need to so consent but for this requirement;

                   (E) use its best efforts to cause all of such registered shares of Common Stock to be listed on each securities exchange on which securities of the same class as the registered shares of Common Stock are then listed;

                   (F) take all actions Customary for such offerings as the Investor or any managing underwriter(s) reasonably request in order to expedite or facilitate the disposition of the registered shares of Common Stock being sold; and

                   (G) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any security included in such registration statement for sale in any jurisdiction, use its best efforts promptly to obtain the withdrawal of such order, and

              (ii) the Investor shall be required to furnish the Company with all relevant information concerning the proposed method of sale of the shares of Common Stock, and such other information as may be reasonably required by the Company properly to prepare and file such registration statement in accordance with applicable provisions of the Securities Act and the rules and regulations thereunder. Upon request of the Company, such information shall be furnished by the Investor in writing.

          (d) The Investor shall bear all of its expenses in connection with any registration statement under this Section 8, including the fees and expenses of its counsel. The Investor shall also bear its pro rata share of all of the other expenses in connection with the preparation and filing of any registration statement under this Section 8, any registration or qualification under the securities laws of states in which the offering will be made under such registration statement, any filing fee of the National Association of Securities Dealers, Inc. relating to such offering and any underwriters' or brokers' commission, provided, however, that the Company shall pay half of the Investor's pro rata share of such other expenses, except for any brokers' commissions, in an offering that is not underwritten.

          (e) In connection with any public underwritten offering in which the Investor's shares are registered, the Company and the Investor shall enter into a written agreement with the managing underwriter(s) in such form and containing such provisions as are customary in the securities business for such an arrangement between such managing underwriter(s) and companies of the Company's size and investment stature, including indemnification.

          (f) In the event that the proposed offering under this Section 8 is an offering by the Company that is, in whole or in part, an underwritten public offering of shares of Common Stock, and the managing underwriter(s) determines and advises in writing that the inclusion in the underwritten public offering of all of the shares of Common Stock owned by the Selling Stockholders would interfere with the successful marketing (including pricing) of the shares, the number of the Selling Stockholders' shares to be included in such underwritten public offering shall be reduced, based upon the number of shares requested by the Selling Stockholders to be registered in such underwritten public offering first, pro rata among the holders of Other Shares; second, if necessary, by the Investor's shares of Common Stock; third, if necessary, pro rata, among the holders of the Class C Preferred Stock and the Warrant Shares; fourth, if necessary, pro rata among the holders of the Original Registration Stock; and lastly, if necessary, among the Company's shares requested by the Company to be registered.

     9.   Conditions of the Investor's Obligations to Acquire the Securities.
          ------------------------------------------------------------------
The obligations of the Investor to acquire the Securities in connection with each Tranche Event are subject to the following, any of which the Investor may waive in its discretion:

          (a) Opinion of Counsel.  The Company shall provide to the Investor
              ------------------
with the Sale Notice or the Amended Sale Notice, as applicable, an opinion of the Company's counsel, in form and substance reasonably acceptable to the Investor, that the Securities, when sold and delivered in accordance with this Agreement, will be duly authorized, validly issued, fully-paid and non-assessable and, if the Securities are shares of Preferred Stock, the Common Stock issuable upon conversion of the Preferred Stock, when issued and delivered upon such conversion in accordance with the Charter, as amended, will be duly authorized, validly issued, fully-paid and non-assessable.

          (b) Representations and Warranties.  The Company shall update the
              ------------------------------
representations and warranties in Section 4 hereof as of the date of the Sale Notice or the Amended Sale Notice, as applicable.

          (c) Securities Laws.  The Company shall have complied with the federal
              ---------------
and state securities laws applicable to the offer and sale of the Securities to the Investor.

          (d) Compliance Certificate.  The Company shall have delivered to the
              ----------------------
Investor a certificate, dated as of the date of the Sale Notice or the Amended Sale Notice, as applicable, signed by the Company's President, certifying that the conditions to be performed by the Company set forth in this Section 9 have been satisfied.

          (e) Certified Documents.  There shall have been delivered to the
              -------------------
Investor copies of the Charter and the Bylaws (in each case, as amended or restated through the date of the Sale Notice), certified by the Secretary of the Company as complete and correct copies thereof as of the date of the Sale Notice or the Amended Sale Notice, as applicable.

          (f) Court Orders.  There shall not be in effect any injunction or
              ------------
restraining order issued by any court of competent jurisdiction in any action or proceeding against the consummation of the sale and purchase of the Securities under this Agreement.

          (g) Third Party and Governmental Consents and Approvals.  The Company
              ---------------------------------------------------
shall have obtained any third party and governmental consents and approvals necessary for the consummation of the transactions contemplated hereby.

     10.  Conditions of the Company's Issuance of Securities upon Receipt of
          ------------------------------------------------------------------
Investor's Payment Therefor.  The obligations of the Company to issue
---------------------------
certificates for the Securities upon receipt of the Aggregate Purchase Price in connection with each Tranche Event are subject to the following, any of which the Company may waive in its discretion:

          (a) Representations and Warranties.  The representations and
              ------------------------------
warranties of the Investor contained in Section 5 shall be true on and as of the date that payment for the Securities is given to the Company.

          (b) Covenants of the Investor.  The Investor shall be in compliance
              -------------------------
with its covenants in Section 7 hereof.

          (c) Third Party and Governmental Consents and Approvals.  The Investor
              ---------------------------------------------------
shall have obtained any third party and governmental consents and approvals necessary for the consummation of the transactions contemplated hereby.

          (d) Compliance Certificates.  The Investor shall have delivered to the
              -----------------------
Company dated as of the date of the payment of the Aggregate Purchase Price, signed by an authorized representative of the Investor, certifying that the conditions set forth in this Section 10 have been satisfied.

     11.  Post-Sale Covenants of the Company.
          ----------------------------------

          (a) Securities Laws Compliance.  The Company shall make any filings
              --------------------------
required by the securities laws of any applicable jurisdiction within the required time period.

          (b) Confidential and Proprietary Information.  Unless otherwise
              ----------------------------------------
determined by the board of directors, the Company shall require all future officers, directors and employees of the Company and its Subsidiaries to execute the Company's standard form of proprietary information agreement.

     12.  Termination and Survival.
          ------------------------

          This Agreement shall terminate upon a termination of the Collaboration Agreement. Sections 7, 12 and 13(f) of this Agreement shall survive any termination of this Agreement which results from a termination of the Collaboration Agreement by the Company for cause pursuant to Section 19.2 of the Collaboration Agreement as a result of actions taken by the Investor. If the Collaboration Agreement shall be terminated for any other reason, Sections 7(b)(iii), 7(b)(iv), 7(b)(v), 7(c), 7(d), 8(a), 8(c), 8(d), 8(e), 9(c), 11(a),
12 and 13(f) of this Agreement shall survive such termination.

     13.  Miscellaneous.
          -------------

          (a) Existing Ownership of Common Stock and Class B Preferred Stock.
              --------------------------------------------------------------
The parties acknowledge and agree that the shares of Common Stock and Class B Preferred Stock, and the right to acquire shares of Common Stock upon the conversion of such Class B Preferred Stock, owned by the Investor as of the date of this Agreement, and any other rights arising as a result of such ownership of shares of Common Stock or Class B Preferred Stock, are not subject to this Agreement.

          (b) Amendments and Waivers.  Except as otherwise provided in this
              ----------------------
Agreement, any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and the Investor. Any change, waiver, discharge or termination effected in accordance with this subsection shall be binding upon the Company and the Investor and upon any Transferee to which this Agreement or the Securities are Transferred pursuant to
Section 13(d) hereof or Section 7(b) of this Agreement, respectively.

          (c) Necessary Action to Effect the Agreement.  The parties agree to
              ----------------------------------------
take all necessary action to effect the transactions contemplated by this Agreement including making all of the required filings and notifications under the Hart-Scott-Rodino Improvements Act of 1976, as amended, if applicable, and any other required filings or notices with other governmental agencies Each party will bear its own expenses associated with any such filings and notifications.

          (d) Transferability.  Neither the Investor nor the Company may
              ---------------
Transfer this Agreement, or any of the rights or obligations hereunder, unless it is Transferred to the purchaser of all of the outstanding capital stock of the entity or all or substantially all of the assets of the entity, including every right and interest such entity may have in the Collaboration Agreement. The Investor and the Company further agree that, prior to any Transfer of this Agreement in accordance with this Section 13(d), the Investor or the Company, as applicable, will give written notice to the other party. This Agreement will be binding upon any Transferees to which this Agreement is Transferred.

          (e) Publicity. The parties agree to cooperate with respect to the
              ---------
issuance of any publicity about the occurrence of a Tranche Event.  Within five
(5) Business Days after the Company receives notice from the Investor or otherwise becomes aware of the occurrence of a Tranche Event, the Company shall give notice to the Investor of a request for the consent of the Investor to an announcement, press release or other publicity about the occurrence of a Tranche Event. The Investor shall advise the Investor whether it consents to the requested disclosure, which consent may not be unreasonably withheld, within five (5) Business Days after its receipt of the notice. Notwithstanding the Investors' failure to consent, the Company shall have the right to announce, issue a press release or otherwise publicize the occurrence of a Tranche Event to the extent necessary to comply with securities laws or listing or similar requirements. Once the Investor has consented to an announcement, press release or other publicity of the occurrence of a Tranche Event, the announcement, press release or other publicity must be issued within ten (10) Business Days of such consent unless otherwise agreed to by the parties and either party may make disclosures which do not differ materially from the agreed upon disclosure.

          (f) Law Governing.  This Agreement will be governed by, and construed
              -------------
and enforced in accordance with, the internal laws of the State of Delaware.

          (g) Notices.  Unless otherwise provided, all notices, requests,
              -------
demands and other communications required or permitted under this Agreement will be in writing and will be deemed to have been duly made and received: (i) upon personal delivery or confirmed facsimile to the party to be notified; (ii) three
(3) Business Days after deposit with the United States Post Office, by registered or certified mail, postage prepaid, addressed as set forth below; or
(iii) one (1) Business Day after deposit for overnight delivery with Federal Express or another reputable overnight courier, shipping prepaid, addressed as set forth below:

               (i)  If to the Company, then to:
                    GenVec, Inc.
                    12111 Parklawn Drive
                    Rockville, MD 20852

                    Attn: President

                    With a copy to:

                    Attn: Chief Financial Officer

              (ii)  If to the Investor, then to:
                    Warner-Lambert Company
                    2800 Plymouth Road
                    Ann Arbor, Michigan 48105

                    Attn:     Vice President and Chairman
                              Park-Davis Research Division

                    With a copy to:

                    Warner-Lambert Company
                    201 Tabor Road
                    Morris Plains, NJ 07950

                    Attn: Vice President and General Counsel

Either party may change the address to which communications are to be sent by giving five (5) Business Days' advance notice of such change of address to the other party in conformity with the provisions of this Section 13(g).

          (h) Headings.  The headings in this Agreement are for purposes of
              --------
reference only and will not affect the meaning or construction of any of the provisions hereof

          (i) Execution; Counterparts.  This Agreement may be executed in any
              -----------------------
number of counterparts, each of which will be deemed to be an original as against any party whose signature appears on such counterpart, and all of which will together constitute one and the same instrument. This Agreement will become binding when one or more counterparts of this Agreement, individually or taken together, bear the signatures of all of the parties to this Agreement.

IN WITNESS WHEREOF, the parties have executed this Stock Purchase Agreement as of the date first above written.

                              WARNER-LAMBERT COMPANY



                              By:   _________________________________________
                                    Name: Anthony Wild, Ph.D.
                                    Title: President
                                           Worldwide Pharma Sector


                              GENVEC



                              By:   _________________________________________
                                    Paul H. Fischer, Ph.D..
                                    President and Chief Executive Officer

                             AMENDED AND RESTATED

                                   BYLAWS OF

                                  GENVEC, INC.

                (Amended and Restated as of September 12, 1995)


                                   ARTICLE I

                                    OFFICES
                                    -------

  Section 1.1. Registered Office and Registered Agent.  The Corporation shall
               --------------------------------------
maintain a registered office and registered agent within the State of Delaware, which may be changed by the Board of Directors from time to time.

  Section 1.2. Other Offices.  The Corporation may also have offices at such
               -------------
other places, within or without the State of Delaware, as the Board of Directors may from time to time determine.

                                  ARTICLE II

                             STOCKHOLDERS' MEETINGS
                             ----------------------

  Section 2.1. Place of Stockholders' Meetings.  Meetings of stockholders may be
               -------------------------------
held at such place, either within or without the State of Delaware, as may be designated by the Board of Directors from time to time. If no such place is designated by the Board of Directors, meetings of the stockholders shall be held at the registered office of the Corporation in the State of Delaware.

  Section 2.2. Annual Meeting.  A meeting of the stockholders of the Corporation
               --------------
shall be held in each calendar year, commencing with the year 1993, at such time as the Board of Directors may determine.

     At such annual meeting, there shall be held an election for a Board of Directors to serve for the ensuing year and until their respective successors are elected and qualified, or until their earlier resignation or removal. Subject to the terms of the Corporation's Certificate of Incorporation, the Board of Directors shall consist of the number of directors determined pursuant to Section 3.1 hereof, of which the holders of the Corporation's Class A Convertible Preferred Stock, par value $.01 per share (the "Class A Stock"), the Corporation's Class B Convertible Preferred Stock, par value $.01 per share (the "Class B Stock") and the Corporation's Class C Convertible Preferred Stock, par value $0.01 per share (the "Class C Stock") (the Class A Stock, the Class B Stock and the Class C Stock being hereinafter collectively referred to as the "Preferred Stock"), in the aggregate, shall elect at least five directors, of which Hillman Medical Ventures 1995 L.P. or its successor limited partnership ("Hillman") shall be entitled to elect two such directors and each of Prince Venture Partners III, L.P. ("Prince III") and Genentech, Inc. ("Genentech") acting individually and Sierra Ventures IV, L.P. ("Sierra IV") and Sierra Ventures International IV, L.P. ("Sierra International IV") acting in the aggregate being entitled to elect one director each; provided, however, that if
                                                     --------  -------
the ownership of "Preferred Stock" or shares of the common stock of the Company, par value $0.01 per share (the "Common Stock"), into which such shares of "Preferred Stock" are converted (collectively, "Securities") by any of "Hillman," "Prince III" or "Genentech" individually, or of "Sierra IV" and "Sierra International IV" in the aggregate, ever becomes less than ten percent (10%) of the "Common Stock" then outstanding, assuming conversion of all "Preferred Stock" and issuance of the aggregate maximum number of shares of "Common Stock" issued, delivered or exchanged therefor and irrespective of whether any such shares of "Common Stock" or "Preferred Stock" are conditional or unvested (the "Director Entitlement Threshold"), then on the date on which the ownership of "Securities" by any of "Hillman," "Prince III" or "Genentech" individually, or of "Sierra IV" and "Sierra International IV" in the aggregate, falls below the "Director Entitlement Threshold," such applicable holder or holders of "Preferred Stock" shall no longer be entitled to elect any particular director and shall only have such rights to exercise the voting power of the "Preferred Stock" as are set forth in the Corporation's Certificate of Incorporation; provided, further, that if the Corporation consummates an
               --------  -------
underwritten public offering of the Corporation's "Common Stock" pursuant to one or more registration statements filed under the Securities Act of 1933, as amended (or any successor statute), yielding gross proceeds to the Corporation of at least $15,000,000 and under which the offering price to the public is equal to at least $1.50 per share (adjusted for any stock splits, stock dividends, recapitalizations, mergers, consolidations or similar events occurring after September 19, 1995) (a "Qualifying Public Offering"), upon the closing of the "Qualifying Public Offering," the holders of the "Preferred Stock" shall not be entitled to elect any particular directors and shall have no other voting rights with respect to the "Preferred Stock" other than as are set forth in the Corporation's Certificate of Incorporation; and further provided,
                                                             ------- --------
that if the director nominated by "Genentech," prior to any "Qualifying Public Offering" or "Genentech" holding "Securities" in an amount less than the "Director Entitlement Threshold," is an employee of "Genentech" and if "Genentech" and the Corporation in good faith and after due and careful consideration of objective and tangible evidence, agree that the presence of a "Genentech" employee on the Board substantially, materially and adversely impedes on an ongoing basis the Corporation's ability to enter into substantial collaborative agreements with third party biotechnology or pharmaceutical concerns, then "Genentech" shall be entitled to have an independent individual acceptable to "Genentech," but not a "Genentech" employee, elected as the representative of

"Genentech" on the Corporation's Board of Directors during the period, as described above, in which "Genentech" has such right to nominate a director.

  Section 2.3. Special Meetings.  Except as otherwise specifically provided by
               ----------------
law, special meetings of the stockholders may be called at any time:
     (a) By the Board of Directors; or
     (b) By the President of the Corporation; or
     (c) By the holders of record of not less than 20% of all the shares outstanding and entitled to vote.

     Upon the written request of any person entitled to call a special meeting and who is entitled to do so under these Bylaws or applicable law, which request shall set forth the purpose for which the meeting is desired, it shall be the duty of the Secretary to give prompt written notice of such meeting to be held at such time as the Secretary may fix, subject to the provisions of Section 2.4 hereof. If the Secretary shall fail to fix such date and give notice within 10 days after receipt of such request, the person or persons calling the meeting may do so.

  Section 2.4. Notice of Meetings and Adjourned Meetings.  Written notice
               -----------------------------------------
stating the place, date and hour of any meeting and, in the case of special meetings, the purpose or purposes for which the meeting is called, shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting, except as provided in Section 230 of the Delaware General Corporation Law, as amended from time to time (the "Delaware Code"). Such notice may be given by or at the direction of the person or persons authorized to call the meeting.

     When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

  Section 2.5. Quorum of and Action by Shareholders.
               ------------------------------------

     (a) Unless otherwise provided in the Certificate of Incorporation of the Corporation (the "Certificate") or in a Bylaw adopted by stockholders, the presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes that all stockholders are entitled to cast on a particular matter to be acted upon at the meeting shall constitute a quorum, but in no event shall a quorum consist of less than one-third (1/3) of the shares entitled to vote at a meeting. If a meeting cannot be organized because of the absence of a quorum, those present may, except as otherwise provided by law, adjourn the meeting to such time and place as they may determine.

     (b) Whenever any corporate action is to be taken by vote of the stockholders of the Corporation at a duly organized meeting, unless otherwise provided in the Certificate or the Delaware Code, such corporate action shall be authorized by a majority of the votes cast at the meeting by the holders of shares entitled to vote thereon.

     (c) The stockholders present at a duly organized meeting can continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

     (d) In the case of any meeting for the election of Directors, those stockholders who attend the second of such adjourned meetings, although less than a quorum as fixed in this Section, shall nevertheless constitute a quorum for the purpose of electing Directors.

  Section 2.6. Voting List; Proxies.  The officer who has charge of the stock
               --------------------
ledger of the Corporation shall prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     Upon the willful neglect or refusal of the Directors to produce such a list at any meeting for the election of Directors, they shall be ineligible to any office at such meeting.

     Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy. All proxies shall be executed in writing and shall be filed with the Secretary of the Corporation not later than the day on which exercised. No proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

     Except as otherwise specifically provided by law, all matters coming before the meeting shall be determined by a vote by shares. All elections of Directors shall be by written ballot unless otherwise provided in the Certificate. Except as otherwise specifically provided by law, all other votes may be taken by voice unless a stockholder demands that it be taken by ballot, in which latter event the vote shall be taken by written ballot.

  Section 2.7. Informal Action by Stockholders.  Unless otherwise provided in
               -------------------------------
the Certificate, any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

     Prompt notice of the taking of corporate action without a meeting by less than unanimous written consent shall be given to those stockholders or members, who have not consented in writing.

                                  ARTICLE III

                               BOARD OF DIRECTORS
                               ------------------

  Section 3.1. Number.  The business and affairs of the Corporation shall be
               ------
managed by or under the direction of a Board of Directors which shall be composed of not less than five (5) and not more than twelve (12) Directors, the precise number to be determined from time to time by the Board of Directors.

  Section 3.2. Place of Meeting.  Meetings of the Board of Directors may be held
               ----------------
at such place either within or without the State of Delaware, as a majority of the Directors may from time to time designate or as may be designated in the notice calling the meeting.

  Section 3.3. Regular Meetings.  A regular meeting of the Board of Directors
               ----------------
shall be held annually, immediately following the annual meeting of stockholders, at the place where such meeting of the stockholders is held or at such other place, date and hour as a majority of the newly elected Directors may designate. At such meeting the Board of Directors shall elect officers of the

Corporation. In addition to such regular meeting, a majority of the Board of Directors shall have the power to fix, by resolution, the place, date and hour of other regular meetings of the Board to occur at least once a month and to convene one meeting a month of the company's executive officers. The Board of Directors also shall invite the "Primary Investigator" (as defined in that certain Preferred Stock Purchase Agreement dated as of December 8, 1992, as Amended and Restated as of May 19, 1993 (as so amended and restated, the "Purchase Agreement")) to attend any and all meetings of the Board of Directors, to participate in discussions and express views on matters before the Board, but without any right to vote; and provided that the "Primary Investigator" shall
                               --------
withdraw from such meeting upon any discussion of the terms of his engagement or continuing engagement by the Corporation.

  Section 3.4. Special Meetings.  Special meetings of the Board of Directors
               ----------------
shall be held whenever ordered by the President, by a majority of the members of the executive committee, if any, or by a majority of the Directors in office. The "Primary Investigator" (as defined in the Purchase Agreement) shall be invited to attend such special meetings, under the same terms and conditions as a regular meeting of the Board of Directors as set forth in Section 3.3.

  Section 3.5. Notices of Meetings of Board of Directors.
               -----------------------------------------

     (a) Regular Meetings.  No notice shall be required to be given of any
         ----------------
regular meeting, unless the same be held at other than the time or place for holding such meetings as fixed in accordance with Section 3.3, in which event one day's notice shall be given of the time and place of such meeting.

     (b) Special Meetings.  At least one day's notice shall be given of the
         ----------------
time, place and purpose for which any special meeting of the Board of Directors is to be held.

  Section 3.6. Quorum.  A majority of the total number of Directors shall
               ------
constitute a quorum for the transaction of business, and the vote of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. If there be less than a quorum present, a majority of those present may adjourn the meeting from time to time and place to place and shall cause notice of each such adjourned meeting to be given to all absent Directors.

  Section 3.7. Informal Action by the Board of Directors.  Any action required
               -----------------------------------------
or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

  Section 3.8. Powers.
               ------

     (a) General Powers.  The Board of Directors shall have all powers
         --------------
necessary or appropriate to the management of the business and affairs of the Corporation and, in addition to the power and authority conferred by these Bylaws, may exercise all powers of the Corporation and do all such lawful acts and things as are not by statute, these Bylaws or the Certificate directed or required to be exercised or done by the stockholders.

     (b) Specific Powers.  Without limiting the general powers conferred by
         ---------------
subparagraph (a) above and the powers conferred by the Certificate of Incorporation and Bylaws of the Corporation, it is hereby expressly declared that the Board of Directors shall have the following powers:

          (i) To confer upon any officer or officers of the Corporation the power to choose, remove or suspend assistant officers, agents or servants.

          (ii) To appoint any person, firm or corporation to accept and hold in trust for the Corporation any property belonging to the Corporation or in which it is interested, and to authorize any such person, firm or corporation to execute any documents and perform any duties that may be requisite in relation to any such trust.

          (iii) To appoint a person or persons to vote shares of another corporation held and owned by the Corporation.

          (iv) By resolution adopted by a majority of the full Board of Directors, to designate one or more of its members to constitute an executive committee which, to the extent provided in such resolution and subject to the Delaware code, shall have and may exercise the power of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal of the Corporation to be affixed.

          (v) By resolution passed by a majority of the whole Board of Directors, to designate one or more additional committees, each to consist of one or more Directors, to have such duties, powers and authority as the Board of Directors shall determine. All committees of the Board of Directors, including the executive committee, shall have the authority to adopt their own rules of procedure. Absent the adoption of specific procedures, the procedures applicable to the Board of Directors shall also apply to committees thereof.

          (vi) To fix the place, time and purpose of meetings of stockholders.

          (vii) To purchase or otherwise acquire for the Corporation any property, rights or privileges which the Corporation is authorized to acquire, at such prices, on such terms and conditions and for such consideration as it shall from time to time see fit, and, at its discretion, to pay any property or rights acquired by the Corporation, either wholly or partly in money or in stocks, bonds, debentures or other securities of the Corporation.

          (viii) To create, make and issue mortgages, bonds, deeds of trust, trust agreements and negotiable or transferable instruments and securities, secured by mortgage or otherwise, and to do every other act and thing necessary to effectuate the same.

          (ix) To appoint and remove or suspend such subordinate officers, agents or servants, permanently or temporarily, as it may from time to time think fit, and to determine their duties, and fix, and from time to time change, their salaries or emoluments, and to require security in such instances and in such amounts as it thinks fit.

          (x) To determine who shall be authorized on the Corporation's behalf to sign bills, notes, receipts, acceptances, endorsements, checks, releases, contracts and documents.

  Section 3.9. Compensation of Directors.  Compensation of Directors and
               -------------------------
reimbursement of their expenses incurred in connection with the business of the Corporation, if any, shall be as determined from time to time by resolution of the Board of Directors.

  Section 3.10. Removal of Directors by Stockholders.  Any individual Director
                ------------------------------------
may be removed from office without assigning any cause by the affirmative vote of the holders of a majority of the outstanding shares entitled to elect such Director. In case any one or more Directors are so removed, new Directors may be elected at the same time.

  Section 3.11 Resignations.  Any Director may resign at any time by submitting
               ------------
his written resignation to the Corporation. Such resignation shall take effect at the time of its receipt by the Corporation unless another time be fixed in the resignation, in which case it shall become effective at the time so fixed. The acceptance of a resignation shall not be required to make it effective.

  Section 3.12. Vacancies. Except as otherwise set forth in the Certificate, any
                ---------
vacancies on the Board of Directors, including vacancies resulting from a removal of Directors under Section 3.10 and newly created directorships resulting from any increase in the authorized number of Directors, may be filled by a majority vote of the remaining Directors then in office, although less than a quorum, or by a sole remaining Director, and each person so elected shall be a Director until his successor is elected and qualified or until his earlier resignation or removal.

  Section 3.13. Participation by Conference Telephone. Directors may participate
                -------------------------------------
in regular or special meetings of the Board by telephone or similar communications equipment by means of which all other persons participating in the meeting can hear each other, and such participation shall constitute presence at the meeting.

                                  ARTICLE IV

                                   OFFICERS
                                   --------

  Section 4.1. Election and Office.  The Corporations shall have a President, a
               -------------------
Secretary and a Treasurer who shall be elected by the Board of Directors. The Board of Directors may elect such additional officers as it may deem proper, including a Chairman and Vice Chairman of the Board of Directors, one or more Vice Presidents, and one or more assistant or honorary officers. Any number of offices may be held by the same person.

  Section 4.2. Term.  The President, Secretary and Treasurer shall each serve
               ----
for a term of one year and until their respective successors are chosen and qualified, unless removed from office by the Board of Directors during their respective tenures. The term of office of any other officer shall be as specified by the Board of Directors.

  Section 4.3. Powers and Duties of the President.  Unless otherwise determined
               ----------------------------------
by the Board of Directors, the President shall have the usual duties of an executive officer with general supervision over and direction of the affairs of the Corporation. In the exercise of these duties and subject to the limitations set forth in the Delaware Code, these Bylaws, and the actions of the Board of Directors, the President may appoint, suspend and discharge employees, agents and assistant officers, fix the compensation of all officers and assistant officers, shall preside at all meetings of the stockholders at which he or she shall be present, shall, unless there is a Chairman of the Board of Directors, preside at all meetings of the Board of Directors and, unless otherwise specified by the Board of Directors, shall be a member of all committees. The President shall also do and perform such other duties as from time to time may be assigned to him or her by the Board of Directors. Unless otherwise designated by the Board of Directors, the President shall be the Chief Executive Officer of the Corporation.

  Section 4.4. Powers and Duties of the Secretary.  Unless otherwise determined
               ----------------------------------
by the Board of Directors, the Secretary shall record all proceedings of the meetings of the Corporation, the Board of Directors and all committees, in books to be kept for that purpose, and shall attend to the giving and serving of all notices for the Corporation. The Secretary shall have charge of the corporate seal, the certificate books, transfer books and stock ledgers, and such other books and papers as the Board of Directors may direct. The Secretary shall perform all other duties ordinarily incident to the office of Secretary and shall have such other powers and perform such other duties as may be assigned to him or her by the Board of Directors.

  Section 4.5. Powers and Duties of the Treasurer.  Unless otherwise determined
               ----------------------------------
by the Board of Directors, the Treasurer shall have charge of all the funds and securities of the Corporation which may come into his or her hands. When necessary or proper, unless otherwise ordered by the Board of Directors, the Treasurer shall endorse for collection on behalf of the Corporation checks, notes and other obligations, and shall deposit the same to the credit of the Corporation in such banks or depositories as the Board of Directors may designate and shall sign all receipts and vouchers for payments made to the Corporation. The Treasurer shall enter regularly, in books of the Corporation to be kept by him or her for that purpose, a full and accurate account of all moneys received and paid by him or her on account of the Corporation. Whenever required by the Board of Directors, the Treasurer shall render a statement of the financial condition of the Corporation. The Treasurer shall at all reasonable times exhibit the Corporation's books and accounts to any Director of the Corporation, upon application at the office of the Corporation during business hours. The Treasurer shall have such other powers and shall perform such other duties as may be assigned to him or her from time to time by the Board of Directors.

  Section 4.6. Powers and Duties of the Chairman of the Board of Directors.
               -----------------------------------------------------------
Unless otherwise determined by the Board of Directors, the Chairman of the Board of Directors, if any, shall preside at all meetings of Directors and shall serve ex officio as a member of every committee of the Board of Directors. The
----------
Chairman shall have such other powers and perform such further duties as may be assigned to him or her by the Board of Directors.

  Section 4.7. Powers and Duties of Vice Presidents and Assistant Officers.
               -----------------------------------------------------------
Unless otherwise determined by the Board of Directors, each Vice President and each assistant officer shall have the powers and perform the duties of his or her respective superior officer. Vice Presidents and assistant officers shall have such rank as shall be designated by the Board of Directors and each, in the order of rank, shall act for such superior officer in his or her absence or disability or when so directed by such superior officer or by the Board of Directors. Vice Presidents may be designated as having responsibility for a specific aspect of the Corporation's affairs, in which event each such Vice President shall be superior to the other Vice Presidents in relation to matters within his aspect. The President shall be the superior officer of the Vice Presidents. The Treasurer and the Secretary shall be the superior officers of the Assistant Treasurers and Assistant Secretaries, respectively.

  Section 4.8. Delegation of Office.  The Board of Directors may delegate the
               --------------------
powers or duties of any officer of the Corporation to any other officer or to any Director from time to time.

  Section 4.9. Vacancies.  The Board of Directors shall have the power to fill
               ---------
any vacancies in any office occurring from whatever reason.

  Section 4.10. Resignations. Any officer may resign at any time by submitting
                ------------
his or her written resignation to the Corporation. Such resignation shall take effect at the time of its receipt by the Corporation, unless another time be fixed in the resignation, in which case it shall become effective at the time so fixed. The acceptance of a resignation shall not be required to make it effective.

                                   ARTICLE V

                                 CAPITAL STOCK
                                 -------------

  Section 5.1. Stock Certificates.  Shares of the Corporation shall be
               ------------------
represented by certificates signed by or in the name of the Corporation by (a) the Chairman or Vice Chairman of the Board of Directors, the President or a Vice President, and (b) the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, representing the number of shares registered in certificate form, and may be countersigned by a transfer agent or registrar other than the Corporation or its employee. Any or all of the signatures on the share certificates may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

     If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in the Delaware Code, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

  Section 5.2. Determination of Stockholders of Record.  The Board of Directors
               ---------------------------------------
may fix, in advance, a record date to determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action. Such date shall not be less than 10 nor more than 60 days before the date of any such meeting, nor more than 60 days prior to any other action.

     If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

     The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

     A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

  Section 5.3. Transfer of Shares.  Except as provided in Section 5.4, transfer
               ------------------
of shares shall be made on the books of the Corporation only upon surrender of the share certificate, duly endorsed and otherwise in proper form for transfer, which certificate shall be cancelled at the time of the transfer; no transfer of shares shall be made on the books of this Corporation if such transfer is in violation of a lawful restriction noted conspicuously on the certificate.

  Section 5.4. Lost, Stolen or Destroyed Share Certificates.  The
               --------------------------------------------
Corporation may issue a new certificate of stock in place of any certificate therefore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen, or destroyed certificate, or his legal representative to give the Corporation a bond sufficient to indemnify it against claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

                                  ARTICLE VI

                                    NOTICES
                                    -------

  Section 6.1.  Contents of Notice.  Whenever any notice of a meeting is
                ------------------
required to be given pursuant to these Bylaws, the Certificate or otherwise, the notice shall specify the place, day and hour of the meeting; in the case of a special meeting or where otherwise required by law, the general nature of the business to be transacted at such meeting; and any other information required by the Delaware Code.

   Section 6.2. Method of Notice.  All notices shall be given to each person
                ----------------
entitled thereto, either personally or by sending a copy thereof by first class or express mail, postage prepaid, or by telegram (with messenger service specified), telex or TWX (with answer back received) or courier service, charges prepaid, or by telecopier, with confirmation of receipt, to such person's address (or their telex, TWX, telecopier or telephone number) as it appears on the records of the Corporation, or supplied by such person to the Corporation for the purpose of notice. If notice is sent by mail, telegraph or courier service, it shall be deemed to have been given to the person entitled thereto when deposited in the United States Mail, with the telegraph office or with the courier service, as the case may be, for delivery to that person or, in the case of telex, TWX or telecopier, when dispatched. If no address for a stockholder appears on the books of the Corporation and such stockholder has not supplied the Corporation with an address for the purpose of notice, notice deposited in the United States Mail addressed to such stockholder care of General Delivery in the city in which the principal office of the Corporation is located shall be sufficient.

  Section 6.3. Waiver of Notice.  Whenever notice is required to be given
               ----------------
under any provision of the Delaware Code, the Certificate or these Bylaws, a written waiver, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, Directors, or members of a committee of Directors need be specified in any written waiver of notice unless so required by the Certificate of Incorporation.


                                  ARTICLE VII

                          INDEMNIFICATION OF DIRECTORS
                          ----------------------------
                         AND OFFICERS AND OTHER PERSONS
                         ------------------------------

  Section 7.1. Indemnification.  The Corporation shall have the power to
               ---------------
indemnify any Director, officer, employee or agent of the Corporation against expenses (including attorney's fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred by him, to the fullest extent now or hereafter permitted by law in connection with and including, but not limited to, those instances in which such indemnification, although greater in scope or degree than that expressly provided by Section 145 of the Delaware Code, as deemed by a majority of a quorum of disinterested Directors (which may consist of only one Director if there is only one independent Director) or by independent legal counsel, after due investigation, to be in the best interests of the Corporation, with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, brought or threatened to be brought against him or her by reason of his or her performance as a Director, officer, employee or agent of the Corporation, its parent or any of its subsidiaries, or in any other capacity on behalf o the Corporation, its parent or any of its subsidiaries. The Board of Directors by resolution adopted in each specific instance may similarly indemnify any person other than a Director, officer, employee or agent of the Corporation for liabilities incurred by him or her in connection with services rendered by him or her for or at the request of the Corporation, its parent or any of its subsidiaries.

     The provisions of this Section shall be applicable to all actions, suits or proceedings commenced after its adoption, whether such arise out of acts or omissions which occurred prior or subsequent to such adoption and shall continue as to a person who has ceased to be a Director, officer, employee or agent or to render services for or at the request of the Corporation or as the case may be, its parent, or subsidiaries and shall inure to the benefit of the heirs, executors and administrators of such a person. The rights of indemnification provided for herein shall not be deemed exclusive of any other rights to which any Director, officer, employee or agent of the Corporation may be entitled under these bylaws, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

  Section 7.2. Advances.  Expenses (including attorney's fees) incurred by any
               --------
officer or Director in defending any civil, criminal, administrative or investigative action, suit or proceeding, whether threatened, pending or completed, may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking, by or on behalf of such Director or officer, to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the

Corporation as authorized by law. Such expenses including attorney's fees incurred by other employees and agents may be paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

  Section 7.3. Insurance.  The Corporation may purchase and maintain insurance
               ---------
on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under law.


                                 ARTICLE VIII

                                      SEAL
                                      ----
     The form of the seal of the Corporation, called the corporate seal of the
Corporation, shall be as impressed adjacent hereto.    (Form of Seal)


                                  ARTICLE IX

                                  FISCAL YEAR
                                  -----------

     The Board of Directors shall have the power by resolution to fix the fiscal year of the Corporation. If the Board of Directors shall fail to do so, the President shall fix the fiscal year.


                                   ARTICLE X

                                   AMENDMENTS
                                   ----------

     The original or other Bylaws may be adopted, amended or repealed by the stockholders entitled to vote thereon at any regular or special meeting or, if the Certificate of Incorporation so provides, by the Board of Directors. The fact that such power has been so conferred upon the Board of Directors shall not divest the stockholders of the power nor limit their power to adopt, amend or repeal Bylaws.


                                  ARTICLE XI

                            INTERPRETATION OF BYLAWS
                            ------------------------

     All words, terms and provisions of these Bylaws shall be interpreted and defined by and in accordance with the Delaware Code.

EXHIBIT C
---------

Financial Statements  is attached as Exhibit B to Exhibit 10.8 to this
--------------------
Amendment No. 2